Fair Value of Derivative Instruments	12 Months Ended
Dec. 31, 2019
Fair Value Disclosures [Abstract]
Fair Value of Derivative Instruments
3. Fair Value of Derivative Instruments
Fair value is a market-based measurement that is determined based on assumptions that market participants would use in pricing an asset or a liability. The fair value accounting standard establishes a three tier fair value hierarchy, which prioritizes the inputs used in the valuation methodologies in measuring fair value:
Level 1—Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.
Level 2—Include other inputs that are directly or indirectly observable in the marketplace.
Level 3—Unobservable inputs which are supported by little or no market activity.
The Company held no derivatives designated as hedges as of December 31, 2018 and 2019.
The fair value of the cross-currency interest rate swap agreement is the estimated amount that we would receive to sell or transfer the swap at the reporting date, taking into account current interest rates, foreign exchange rates and the current credit worthiness of the swap counterparties. The estimated amount is the present value of future cash flows. The Company transacts all of these derivative instruments through investment-grade rated financial institutions at the time of the transaction. It is possible that the amount recorded as a derivative asset or liability could vary by a material amount in the near term if there is volatility in the credit markets.
The following table includes the estimated fair value of those assets and liabilities that are measured at fair value on a recurring basis.

		December 31, 2018	December 31, 2019
Fair Value Hierarchy Level	Fair Value Hierarchy Level	Fair Value Asset (Liability)	Fair Value Asset (Liability)
		(in thousands)
Cross-currency interest rate swap agreement	Level 2	(5,154)	(5,769)